Exhibit 21

SUBSIDIARIES OF THE REGISTRANT

BB&T Corporation, a North Carolina corporation, is a financial holding company. The table below sets forth all of

BB&T’s subsidiaries as to State or Jurisdiction of Organization.

Subsidiary	State or Jurisdiction of Organization
Branch Banking and Trust Company	North Carolina

BB&T Investment Services, Inc.	North Carolina

BB&T Insurance Services, Inc.	North Carolina

Independent Trustees, Inc.	Virginia

BB&T Insurance Services of California, Inc.	California

Title Insurance Services of Alabama, LLC	Alabama

AmRisc, LP	Delaware

Prime Rate Premium Finance Corporation, Inc.	South Carolina

Reliable Policy Management, LLC	South Carolina

Prime Rate Premium Finance Company of California, Inc.	California

CAFO US Holdings, Inc.	North Carolina

CAFO Holdings Company	Canada

CAFO Inc.	Canada

AFCO Credit Corporation	New York

AFCO Acceptance Corporation	California

AFCO Premium Credit LLC	New York

AFCO Premium Acceptance, Inc.	California

Agency Technologies, Inc.	South Carolina

Farr Associates, Inc.	North Carolina

Stanley, Hunt, DuPree & Rhine, Inc.	North Carolina

BB&T Equipment Finance Corporation	North Carolina

BB&T Capital Partners, L.L.C.	Delaware

BB&T Capital Partners II, L.L.C.	Delaware

BB&T Capital Partners/Windsor Mezzanine Fund, LLC	Delaware

BB&T Service Corporation	Nevada

Subsidiary	State or Jurisdiction of Organization
Lendmark Financial Services, Inc.	Georgia

Lendmark Mortgage and Finance, Inc.	Georgia

LFS Reinsurance Company, Ltd.	Turks & Caicos Islands

Lendmark Financial Services of West Virginia, Inc.	West Virginia

BB&T Collateral Service Corporation	North Carolina

BB&T Collateral Service Corporation (TN)	Tennessee

BB&T Collateral Service Corporation (WV)	West Virginia

CRC Insurance Services, Inc.	Alabama

Real Property, Inc.	New York

Real Restaurant Owners, Inc.	New York

Southern Cross Insurance Services, Inc.	Mississippi

AmRisc GP, LLC	Delaware

Charleston Premium Finance Company	North Carolina

Charleston Premium Finance Company of California, Inc.	California

TAPCO Underwriters, Inc.	North Carolina

BB&T Mortgage Reinsurance Company	Vermont

Grandbridge Real Estate Capital LLC	North Carolina

BB&T Real Estate Funding LLC	North Carolina

Salem Financial, Inc.	Delaware

Matewan Real Estate Holdings, Inc.	Delaware

Matewan Realty Corporation	Delaware

McGriff, Seibels & Williams, Inc.	Alabama

McGriff, Seibels & Williams of Georgia, Inc.	Georgia

McGriff Seibels of Texas, Inc.	Texas

McGriff, Seibels & Williams de Mexico, Intermedario de Reasaguro, S.A. de C.V.	Mexico

Subsidiary	State or Jurisdiction of Organization
JMD Consulting Services, Inc.	Nevada

M, S & W, Inc.	Louisiana

McGriff, Seibels & Williams of California, Inc.	California

McGriff, Seibels & Williams of Louisiana, Inc.	Louisiana

McGriff, Seibels & Williams of Missouri, Inc.	Missouri

Magic City Insurance Agency of Alabama, Inc.	Alabama

MSW Holdings, Inc.	Louisiana

McGriff, Seibels & Williams of Oregon, Inc.	Oregon

McGriff Holdings Inc.	Alabama

McGriff, Seibels & Williams of Pennsylvania Inc.	Pennsylvania

McGriff, Seibels & Williams Reinsurance Brokers, Inc.	Texas

eFuel, Inc.	North Carolina

BT Financial Corporation	North Carolina

Fidelity Service Corporation	Virginia

Investor Services, Inc.	South Carolina

Atlantic Wire Company, LLC	Connecticut

Northeast Steel & Machine Products, Inc.	Connecticut

OVB Foreclosed Properties, Inc.	West Virginia

FICORP of South Carolina	South Carolina

BB&T-VA Collateral Service Corporation	Virginia

Colony Financial Corporation	Virginia

BB&T EFC Energy, LLC	North Carolina

Custom Builder Mortgage Services, LLC	Florida

BB&T Centralized Solutions, Inc.	North Carolina

Fountainhead SPE, Inc.	North Carolina

Atlas SPE, LLC	North Carolina

Atlas Union SPE, LLC	North Carolina

Atlas NC I SPE, LLC	North Carolina

Atlas VA I SPE, LLC	North Carolina

Atlas MD I SPE, LLC	North Carolina

Atlas SC I SPE, LLC	North Carolina

Atlas GA I SPE, LLC	North Carolina

Atlas GA II SPE, LLC	North Carolina

Atlas FL I SPE, LLC	North Carolina

Atlas FL II SPE, LLC	North Carolina

Atlas NC II SPE, LLC	North Carolina

Atlas VA II SPE, LLC	North Carolina

Atlas Tri-State SPE, LLC	North Carolina

CBG, Inc.	Nevada

CBG Florida Real Estate, LLC	Florida

CBG Nevada Holding Corp.	Nevada

CBG Florida REIT Corp.	Florida

Colonial Asset Management, Inc.	Alabama

Colonial CDE, Inc.	Nevada

Colonial Investment Services of Florida, Inc.	Florida

Colonial Investment Services of Georgia, Inc.	Georgia

Colonial Investment Services of Nevada	Nevada

Colonial Investment Services of Tennessee, Inc.	Tennessee

Colonial Investment Services, Inc.	Alabama

Colonial REMIC, LLC	Delaware

MWL Funding, Inc.	Delaware

Lake County Service Corporation	Florida

BB&T Financial, FSB	Georgia

Liberty Mortgage Corporation	Georgia

BB&T Credit Services, Inc.	Virginia

MidAmerica Gift Certificate Company	Colorado

Regional Acceptance Corporation	North Carolina

Rega Insurance Services, Inc.	North Carolina

Greenville Car Mart, Inc.	North Carolina

Regional Fidelity Reinsurance, Ltd.	Turks & Caicos Islands

Scott & Stringfellow, LLC	Virginia

SHDR Investment Advisors, Inc.	South Carolina

BB&T Payroll Services Corporation	Georgia

BB&T Capital Trust I	Delaware

BB&T Capital Trust II	Delaware

BB&T Capital Trust IV	Delaware

BB&T Capital Trust V	Delaware

BB&T Capital Trust VI	Delaware

BB&T Capital Trust VII	Delaware

BB&T Capital Trust VIII	Delaware

Mason-Dixon Capital Trust	Delaware

Premier Capital Trust I	Delaware

MainStreet Capital Trust I	Delaware

Main Street Banks Statutory Trust I	Connecticut

Main Street Banks Statutory Trust II	Connecticut

First Citizens Bancorp (TN) Statutory Trust I	Connecticut

First Citizens Bancorp (TN) Statutory Trust II	Delaware

Coastal Financial Capital Trust I	Delaware

Coastal Planners Holding Corporation	Delaware

Coastal Retirement, Estate, & Tax Planners, Inc.	South Carolina

BB&T Overseas Leasing, Ltd.	Bermuda

BB&T Asset Management, Inc.	North Carolina

BB&T Assurance Company, LTD	Bermuda

Subsidiary	State or Jurisdiction of Organization
Creative Payment Solutions, Inc.	North Carolina

BB&T Charitable Foundation	North Carolina

Sterling Capital Management LLC	North Carolina

Sterling Partners GP LLC	Delaware

Sterling Microcap Value Fund LP	Delaware

Sterling Capital (Cayman Limited)	Cayman Islands

Clearview Correspondent Services, LLC	Delaware

First Virginia Life Insurance Company	Virginia

AmCo Holding Company	North Carolina

American Coastal Insurance Company	Florida

BB&T Capital Partners Fund of Funds I, LLC	Delaware

Liberty Properties, Inc.	Georgia